UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2018

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Mission Street, Suite 2375 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01   Entry into a Material Definitive Agreement.

On February 27, 2018, Napo Pharmaceuticals, Inc. (“Napo”), a wholly-owned subsidiary of Jaguar Health, Inc. (the “Company”), entered into the Consent and Payoff Agreement (the “Agreement”) with each of the purchasers (the “Purchasers”) party to the Note Purchase Agreement, dated March 1, 2017, by and among the Napo and the Purchasers (as amended, the “Note Purchase Agreement”). In connection with the Agreement, Napo agreed (i) to pay in cash all outstanding obligations under the original issue discount exchangeable promissory notes previously issued by Napo to the Purchasers on April 27, 2017 pursuant to the Note Purchase Agreement (the “Second Tranche Notes”), including accrued and unpaid interest thereon, within three days of the Company’s receipt of proceeds of $5.0 million or more from one or more equity financings and in any case no later than April 15, 2018 (such date of payment, the Payment Date) and (ii) until the Payment Date, to limit the total number of outstanding shares of the Company’s voting common stock (“Common Stock”) to the amount specified therein, subject to certain limited exceptions.  In consideration for these agreements, the Purchasers agreed to waive the restriction on prepayment of the Second Tranche Notes and not exercise their right to exchange the Second Tranche Notes for shares of Common Stock.

The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
10.1	Consent and Payoff Agreement, dated February 27, 2018, by and between Napo Pharmaceuticals, Inc. and the purchasers named therein.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Karen S. Wright
	Name:	Karen S. Wright
	Title:	Chief Financial Officer

Date: February 28, 2018

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